Inventories	12 Months Ended
Dec. 31, 2025
Classes of current inventories [abstract]
Inventories	4.4. Inventories
Accounting policies
Inventories are measured at the lower of cost and net
realizable value. Cost is determined using standard cost,
which approximates actual cost on a first-in first-out (FIFO)
basis. In addition to the cost of materials and direct labor, an appropriate proportion of production overheads is
allocated to the cost of inventory. Net realizable value is the estimated selling price in the ordinary course of business
less the estimated costs necessary to make the sale.
Contract work in progress comprises costs incurred to
date for customer contracts where the contractual
performance obligations are not yet satisfied. Contract
work in progress will be recognized as cost of sales when
the corresponding revenue is recognized.

EURm	2025	2024
Raw materials and semi-finished goods	583	708
Finished goods	1 088	930
Contract work in progress	538	525
Total	2 209	2 163
Inventories recognized as an expense during the year in respect of continuing operations was EUR 5 728 million in 2025
(EUR 5 050 million in 2024 and EUR 7 115 million in 2023).
During the year write-downs of inventories to net realizable value totaled EUR 142 million (EUR 259 million in 2024 and
EUR 287 million in 2023) and reversals of previous inventory write-downs totaled EUR 41 million (EUR 54 million in 2024 and
EUR 88 million in 2023). The write-downs and reversals of
previous write-downs have been included in cost of sales.
Previous write-downs have been reversed primarily as a result of changes in estimated customer demand.
The amount of inventories expected to be recovered after more than 12 months was EUR 561 million at 31 December 2025 (EUR
464 million in 2024).